ABERDEEN INVESTMENT FUNDS

Aberdeen Select International Equity Fund

Aberdeen Select International Equity Fund II

Aberdeen Total Return Bond Fund

Aberdeen Global High Income Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated August 14, 2017 to each Fund’s Prospectus and Statement of Additional Information, each dated February 28, 2017, as supplemented to date

Terms not otherwise defined in this Supplement have the meaning that they have in the Prospectus and Statement of Additional Information.

The merger of Standard Life plc and Aberdeen PLC, announced on March 6, 2017 (the “Merger”), closed on August 14, 2017.  Aberdeen PLC is the parent company of the Funds’ Adviser, Distributor, and the Subadviser for Aberdeen Select International Equity Fund and Aberdeen Select International Equity Fund II.  As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Shareholders of the Funds are not required to take any action as a result of the Merger. As a result of the Merger, the Adviser, Subadviser and Distributor are each an indirect subsidiary of Standard Life Aberdeen plc. The Merger, however, did not result in any other changes to the Adviser, Subadvisers and distributor, the services each of them provides to the Funds or the fees charged for such services. The portfolio management teams for the Funds did not change as a result of the Merger.

All references in the Prospectus and Statement of Additional Information to “Aberdeen PLC” as the ultimate parent company of the Adviser, Subadvisers and Distributor are replaced with “Standard Life Aberdeen plc.”

Please retain this Supplement for future reference.